SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING SPECIALTY FUNDS
Allspring Innovation Fund
(the “Fund”)

At a meeting held on August 17-19, 2026, the Board of Trustees of Allspring Funds Trust (the “Trust”) unanimously approved the merger of the Fund listed in the table below (the “Target Fund”) into another series of the Trust (the “Acquiring Fund”), which is also listed below (the“Merger”).

Target Fund	Acquiring Fund
Allspring Innovation Fund	Allspring Mid Cap Growth Fund

The Merger is contingent on a number of conditions, including approval by shareholders of the Target Fund at a special shareholder meeting expected to be held [date]. The Merger is intended to be a tax-free reorganization, and it is anticipated that Target Fund shareholders will not recognize any gain or loss for U.S. federal income tax purposes as a result of the Merger. Additionally, Target Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Merger.

The Merger, if approved by Target Fund shareholders and all conditions to closing are satisfied, is expected to occur on or about [merger date]. Prior to the Merger, shareholders of the Target Fund may continue to purchase and redeem shares subject to the limitations described in the Target Fund’s prospectuses.

No shareholder action is necessary at this time. Additional information, including a description of the Merger and information about fees, expenses and risk factors, will be provided to Target Fund shareholders in a prospectus/proxy statement that is expected to be mailed to shareholders in [mail date].

The prospectus/proxy statement will provide information regarding the date, time and location of the shareholder meeting where the Merger will be considered. Only shareholders of record as of the close of business on [record date] will receive a prospectus/proxy statement and will be entitled to vote at the shareholder meeting or any adjournment(s) thereof.

August 20, 2026	xx